                      MORGAN STANLEY FLEXIBLE INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2007 - APRIL 30, 2008

                                                                     AMOUNT OF      % OF
                                      OFFERING       TOTAL             SHARES     OFFERING   % OF FUNDS
SECURITY         PURCHASE/   SIZE OF  PRICE OF     AMOUNT OF         PURCHASED    PURCHASED     TOTAL                     PURCHASED
PURCHASED       TRADE DATE  OFFERING   SHARES      OFFERING           BY FUND      BY FUND     ASSETS       BROKERS         FROM
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Citi,
    General                                                                                                PMorgan,        Lehman
   Electric      11/29/07       --     $99.195  $4,000,000,000.00  $1,035,000.00     0.02%       0.52%      Lehman        Brothers
Company 5.250%                                                                                             Brothers,
 due 12/6/2017                                                                                              Morgan
                                                                                                            Stanley

     Texas       11/29/07       --     $ 95.00  $2,000,000,000.00     390,000.00     0.00%       0.07%     Goldman,       Goldman
  Competitive                                                                                               Sachs &
   Electric                                                                                                 Co., Citi,
  10.250% due                                                                                                Credit
   11/1/2015                                                                                                Suisse,
   Series B                                                                                                 JPMorgan,
                                                                                                 Morgan
                                                                                                Stanley,        Sachs
                                                                                                            Lehman
                                                                                                           Brothers

                                                                                                            Citi,
                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                          Securities
                                                                                                           LLC, BMO
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                             HSBC,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                            Credit
                                                                                                          Suisse, BNP
                                                                                                         PARIBAS, RBC
                                                                                                            Capital
                                                                                                         Markets, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                            SOCIETE
                                                                                                           GENERALE,
Oracle Corp.                                                                                                  UCI         Citigroup
5.750% due       04/02/08       --     $99.953  $2,500,000,000.00     215,000.00     0.00%       0.12%     Capital
4/15/2018        04/02/08       --     $99.953                                                             Markets,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                           Wachovia
                                                                                                          Securities,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                           Markets,
                                                                                                         Inc., Lehman
                                                                                                           Brothers

                                                                                                         Citi, Credit
                                                                                                            Suisse,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                           LLC, BBVA
                                                                                                          Securities,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                         HSBC, Lehman
                                                                                                           Brothers,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,      Goldman,
                                                                                                           Santander      Sachs &
Wal-Mart                                        $1,000,000,000.00     235,000.00     0.02%      13.00%     Investment,       Co.
Stores Inc.      04/08/08       --     $99.759                                                                TD
Note 4.25% due                                                                                            Securities,
4/15/2013                                                                                                  Barclays
                                                                                                         Capital, BNP
                                                                                                           PARIBAS,
                                                                                                           Dresdner
                                                                                                          Kleinwort,
                                                                                                           JPMorgan,
                                                                                                          Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                           Standard
                                                                                                           Chartered
                                                                                                           Bank, UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Wachovia
                                                                                                          Securities

                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                            Goldman
                                                                                                         Sachs & Co.,
                                                                                                           JPMorgan
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                         SecuritiesLLC,
                                                                                                           Citigroup
                                                                                                            Global         JPMorgan
Dell Inc.                                                                                                   Markets      Securities
5.650% due       04/14/08       --     $99.736  $500,000,000.00       150,000.00     0.30%       8.00%        Inc.,
4/15/2018                                                                                                  Deutsche
                                                                                                             Bank
                                                                                                          Securities
                                                                                                          Inc., HSBC
                                                                                                          Securities,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA inc.,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Securities
                                                                                                              LLC

                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                         LLC, Goldman
                                                                                                         Sachs & Co.,
                                                                                                           JPMorgan
                                                                                                          Securities,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Securities
                                                                                                           LLC, BNP
                                                                                                           Paribas,
  Dr. Pepper                                                                                              Mitsubishi      JPMorgan
 Snapple Group   04/25/08       --     $99.985  $1,200,000,000.00    110,000         0.00%       0.06%       UFJ         Securities
  Inc. Noted                                                                                              Securities
  6.820% due                                                                                               Internet,
   5/1/2018                                                                                                 Scotia
                                                                                                            Capital
                                                                                                             Inc.,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                         Humphrey, TD
                                                                                                          Securities,
                                                                                                           Wachovia
                                                                                                          Securities
                                                                                                             Inc.